August 23, 2023 Investor Presentation Exhibit 99.1

Disclaimer FORWARD-LOOKING STATEMENTS This presentation relates to Sitio Royalties Corp. (the “Company” or “Sitio”) and contains statements that may constitute “forward-looking statements” for purposes of federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “seeks,” “possible,” “potential,” “predict,” “project,” “prospects,” “guidance,” “outlook,” “should,” “would,” “will,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about the Company’s expected results of operations, cash flows, financial position and future dividends; as well as future plans, expectations, and objectives for the Company’s operations, including statements about any share repurchase programs, the implementation thereof and the intended benefits, financial and operational guidance, strategy, synergies, future operations, financial position, prospects, and plans. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties that could cause our actual results, performance, and financial condition to differ materially from our expectations and predictions. Factors that could materially impact such forward-looking statements include, but are not limited to: commodity price volatility, the global economic uncertainty related to the large-scale invasion of Ukraine by Russia, the collapse of certain financial institutions and associated liquidity risks, announcements of voluntary production cuts by OPEC+ and others, and those other factors discussed or referenced in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2022 and other publicly filed documents with the U.S. Securities and Exchange Commission. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Sitio undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law. INDUSTRY AND MARKET DATA The information, data and statistics contained herein are derived from various internal (including data that Sitio has internally collected) and external third-party sources. While Sitio believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Sitio has not independently verified the accuracy or completeness of the information provided by third party sources. No representation is made by Sitio’s management as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any information, data or statistics on past performance or modeling contained herein is not an indication as to the future performance. Sitio assumes no obligation to update the information in this presentation. BASIS OF PRESENTATION Unless otherwise noted, all net royalty acre “NRA,” gross and net well counts are pro forma as of 6/30/23 and include impacts from all acquisitions closed between 4/1/23 and 8/7/23 as if Sitio had owned those assets on 6/30/23. All NRA metrics shown on an 1/8ths royalty equivalent basis. Gross and net wells are presented on 5,000’ basis unless noted otherwise. NON-GAAP MEASURES This presentation includes financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). While Sitio believes such non-GAAP measures are useful for investors, they are not measures of financial performance under GAAP and should not be considered in isolation or as an alternative to any measure of such performance derived in accordance with GAAP. These non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries.

Closed multiple accretive acquisitions since 3/31/23, adding 13,705 NRAs, or 7%, to Sitio’s Permian Basin footprint Declared $0.40 dividend per share of Class A common stock for 2Q23 2Q23 production of 36.5 Mboe/d pro forma for the recent five acquisitions Record high pro forma line of sight well inventory of 50.8 net wells, comprised of 27.1 net spuds and 23.7 net permits as of 6/30/23 Sitio’s recent highlights

Pro forma 2Q23 production and NRAs (net royalty acres) Sitio acquires and manages oil and gas mineral and royalty interests in U.S. shale plays with a focus on the Permian Basin A leading oil-weighted mineral and royalty company focused on consolidation of the highly fragmented minerals sector Key statistics Sitio asset footprint by basin (1) (2) Eagle Ford Appalachia DJ Williston Anadarko Permian 36,462 boe/d(3) 275,047 NRAs(3) Sitio equity value calculated as closing share price multiplied by the number of shares outstanding on 8/7/23. Enterprise value calculated as sum of equity value as of 8/18/23 and net debt as of 8/7/23 See appendix for reconciliations of non-GAAP metrics. Includes full 2Q23 Stock Acquisition EBITDA that closed in June 2023; does not include pro forma 2Q23 EBITDA from the Cash Acquisitions closed in July and August 2Q23 pro forma production assumes Sitio had owned all acquisitions for entire 2Q23. NRAs are pro forma for all acquisitions through 8/7/23 (1) (all $ in mm except per share metrics)     Ticker / Exchange STR / NYSE Share price (as of 8/18/23) $24.38 Equity value (as of 8/18/23) $3,864 Enterprise value $4,875 2Q23 Pro Forma Adjusted EBITDA $129 2Q23 dividend per share   $0.40

Mineral and Royalty Highlights

Mineral and royalty businesses are a structurally advantaged asset class Mineral interests are perpetual real property interests and when leased for royalties, have no development capital expenses No physical operations or associated regulatory risks No environmental liabilities; zero scope 1 emissions and scope 2 emissions are only from power consumption at Sitio office locations SIMPLICITY No field staff or lease operating expenses and 100% of capital expenditures are discretionary and tied to corporate investments and acquisitions Data management systems improve royalty management capabilities EFFICIENCY Highly fragmented mineral and royalty ownership with limited number of buyers capable of large-scale acquisitions G&A expenses do not increase linearly with company scale SCALABILITY Highest margin component of the energy value chain, with limited direct exposure to cost inflation, enables sector leading EBITDA to free cash flow conversion ratios Ability to return a majority of discretionary cash flow to shareholders while maintaining a conservative balance sheet PROFITABILITY

Sitio has a highly scalable business model E&P Index Minerals Index Sitio Other Note: Employee count as of the latest 10-K filing for each company. Adjusted EBITDA as of the quarter ended 6/30/23 for each company; STR 2Q23 Adjusted EBITDA is pro forma for the recently announced acquisitions. Adjusted EBITDA sourced from public company filings for companies that reported Adjusted EBITDA and FactSet as of 8/18/23 for companies that do not report Adjusted EBITDA. Mineral index includes BSM, KRP, and TPL. VNOM excluded due to shared personnel between VNOM and FANG. E&P index includes CHRD, CIVI, MGY, PR, RRC, SM and SWN 2Q23 Adjusted EBITDA per employee ($mm) 2Q23 Adjusted EBITDA per employee Sitio has an efficient business model, nearly double the pro forma Adjusted EBITDA / employee of other mineral and royalty companies, and multiples of large tech and manufacturing companies

Sitio offers compelling returns compared to selected energy transition companies

SITIO ROYALTIES

Vast majority of energy transition stocks are generating negative cash flow and do not pay a dividend

2Q23 Free cash flow margin: Sitio vs. selected energy transition companies(1)(2)



SITIO ROYALTIES
76%
Energy Transition Equipment
7%
EV Charging
3%
Renewable Fuels / RNG
(1%)
Wind / Solar
(13%)
Storage
(31%)
Hydrogen
(93%)

Source: All statistics shown from FactSet as of 8/18/23

(1) Free cash flow margin is defined as free cash flow divided by total revenue as of the quarter ended 6/30/23 or most recent fiscal quarter for each company. Free cash flow is defined as operating cash flow less capital expenditures for the quarter ended 6/30/23 or most recent fiscal quarter for each company

(2) Wind / Solar companies include AEP, AGR, AMPS, AMRC, ARRY, CWEN, ENPH, ES, EXC, FSLR, FTCI, GNRC, NEE, NEP, NOVA, ROCK, RUN, SPWR and TPIC. Energy Transition Equipment companies include ERII and GTLS. Renewable Fuels / RNG companies include ALTO, CLNE, DAR, GEVO, GPRE, MNTK and REX. Hydrogen companies include BE, FCEL and PLUG. EV Charging companies include AEVA, BLNK, CHPT, EVGO, PTRA and TSLA. Storage companies include EOSE, FLNC, GWH, QS, SLDP and SUNL

8

Sitio’s pro forma gross dividends for last 12 months exceeded that of the majority of SMID-cap E&P and minerals companies E&P Minerals STR Enterprise Value ($mm) Gross Dividends ($mm) Source:Company filings and FactSet as of 8/18/23 Gross dividends calculated as common shares multiplied by dividends per share E&Ps names include APA, AR, BRY, BTE, CHK, CHRD, CIVI, CNX, CPE, CPG, CRC, CRK, DEN, EQT, ESTE, GPOR, HPK, MGY, MTDR, MUR, NOG, OVV, PR, REI, RRC, SBOW, SD, SM, SWN, VTS and WTI. STR dividend includes Brigham’s 3Q22 dividend. STR EV is pro forma for acquisitions closed YTD. KRP EV is pro forma for acquisition announced 8/2/23 Last 12 months gross dividends vs. enterprise value(1)(2) TPL VNOM BSM KRP Sitio’s size, advantaged cost structure and shareholder-aligned return of capital policy allow it to pay a substantial gross dividend

Sitio offers compelling returns across natural resources sector

SITIO ROYALTIES

Over the last five quarters, Sitio's cumulative dividends per share represents >12% of its current share price

2Q22 – 2Q23 STR cumulative dividends per share(1)



Current STR share price: $24.38
$0.74
$1.49
$2.09
$2.59
$2.99
2Q22
3Q22
4Q22
1Q23
2Q23
Cumulative dividends per share
Quarterly dividend per share

Last 12 months' cumulative gross dividends ($mm): STR vs. average natural resources peers(2)(3)



$342
$228
$215
$129
STR
Avg. Minerals
Avg. E&Ps
Avg. Precious Metals

Source: Company filings and FactSet as of 8/18/23

(1) STR dividend per share is pro forma for Brigham's dividend per share for 2Q22 and 3Q22. STR current share price is as of 8/18/23

(2) Gross dividends calculated as common shares multiplied by dividends per share. STR dividend includes Brigham's 3Q22 dividend

(3) E&Ps names include APA, BRY, BTE, CHK, CHRD, CIVI, CPG, CRC, CRK, EQT, HPK, MGY, MRO, MTDR, MUR, NOG, OVV, PR, RRC, SD, SM, VTS. Minerals names include: BSM, KRP, TPL, VNOM. Precious Metals names include: FNV, MTA, RGLD, SAND, WPM

10

Sitio Overview

Sitio has completed five accretive acquisitions since 3/31/23 Acquired acreage Overlapping acreage Acquisitions summary Production figures are in boe/d. Pro forma figures assume Sitio had owned all acquisitions for entire 2Q23 Discretionary Cash Flow (“DCF”) defined as Adjusted EBITDA less cash interest and cash taxes Standalone Acquisitions PF 6/30/23 Permian NRAs 183,868 13,705 197,573 NRAs 261,185 13,862 275,047 2Q23 Production(1) 34,544 1,918 36,462 LOS wells 47.1 3.7 50.8 Estimated accretion of ~6% on 2H23 DCF/share at strip pricing(2) Total consideration of $247.9 million Funded with 27% stock and 73% cash Assets acquired for <7.0x NTM cash flow Sitio had existing long-term relationships with sellers

Note: Sitio 2Q23 acquisitions include all acquisitions through 8/7/23 (1)Peers comprised of BSM, KRP, TPL, and VNOM. KRP includes announced acquisition on 8/2/23 Sitio has a proven track record of consolidation over an extended time period Over 195,000 NRAs evaluated for acquisition, but bid/ask spread was too wide 275,047 (Cumulative NRAs) (NRAs acquired by quarter) (% NRA increase) Peer 1 Peer 4 Peer 3 Peer 2 Sitio NRAs since inception: 192 acquisitions to date Change in NRAs by public mineral peers since year end 2018(1) Cumulative NRAs NRAs acquired by quarter 2022 2021 2020 2019 2018 2017

Target greater than mid-teens unlevered returns Prioritize Permian-focused assets to leverage extensive in-basin experience Thoroughly diligence land, geology, and engineering data Understand depth of line-of-sight inventory Avoid single-operator and/or high-NRI concentration risk Strong preference for relationship-driven, privately negotiated acquisitions vs. broad auction processes Sitio’s disciplined underwriting approach results in strong returns (2) Cumulative first 12-month production (boe/d) (1) Data averages first 12 months of underwritten production vs. publicly reported production Acquisition 2 based on cumulative 11 months due to data lag in publicly reported production Actuals based on internal company information and production via publicly reported sources of 6/30/23 Key underwriting criteria Sitio’s recent large acquisitions are all outperforming underwriting assumptions(1) ~12% average outperformance (3)

Consolidation of the minerals sector is still in a very early stage

SITIO ROYALTIES

Aggregate public market capitalization[1]



($ in Bn)
Less than 10 public oil and gas royalty companies vs. 45+ public E&P operators
$629
$30
Mineral and Royalty
E&P

Estimated U.S. royalty revenue[2]



Only a fraction of U.S. oil and gas royalty payments go to current public royalty companies
~4%
~$69 Bn
in 2022
~96%
Royalties paid to private mineral owners
Public mineral company revenue

Source: Company filings, FactSet as of 8/18/23, and the EIA as of 5/18/23

(1) Minerals include BSM, DMLP, KRP (pro forma for acquisition announced 8/2/23), PHX, STR, TPL, and VNOM. E&P includes AMPY, APA, AR, BATL, BRY, CHK, CHRD, CIVI, CNX, COP, CPE, CRC, CRGY, CRK, CTRA, DEN, DVN, EOG, EPM, EQT, ERF, ESTE, FANG, GPOR, HES, HPK, KOS, LPI, MGY, MRO, MTDR, MUR, OVV, OXY, PR, PXD, REI, REPX, RRC, SBOW, SD, SM, SWN, TALO, and WTI

(2) Total U.S. oil and gas royalty revenue is calculated taking EIA monthly oil and gas production data, multiplying by average monthly WTI and HHUB spot prices according to the EIA. Royalty payments calculated assuming an average lease royalty of 18.75% and that 20% of oil and gas production occurs on federal acreage where all royalties go to the government

15

Permian minerals market, Sitio's primary target area, remains highly fragmented

SITIO ROYALTIES

Permian Basin NRAs



Delaware
~7.5mm
total
~5.1mm
acquirable
32%
68%
Midland
~5.6mm
total
~5.1mm
acquirable
9%
91%
Non-acquirable acreage
Acquirable acreage

- Non-acquirable acreage is comprised of federal and state-owned minerals and royalties where the government does not sell minerals or NPRIs and minerals owned by CVX, TPL, and VNOM
- Acquirable acreage is defined as any acreage in which Sitio can purchase mineral rights or NPRIs that is not owned by CVX, TPL, or VNOM

Permian Basin addressable market



~20,000 and ~45,000 unique mineral owners across the Delaware and Midland, respectively
Eddy
Lea
Andrews
Martin
Howard
Glasscock
Culberson
Loving
Winkler
Ector
Midland
Ward
Crane
Reeves
Upton
Reagan
Pecos
avis
Brewster
NM
OK
TX
Sitio
Acquirable NRAs
Non-acquirable NRAs
Delaware and Midland Basins

Source: Latest publicly reported data as of 8/18/23. Unique mineral owners based on public tax roll data

Note: CVX mineral ownership based on calculating the surface acreage of CVX minerals ownership in Culberson, Loving, and Reeves counties and applying a 12.5% royalty interest. Assumes maximum royalty interest of 25% on all gross acres, adjusted to 1/8th royalty equivalent basis. Includes all STR acreage

16

Significant Cash G&A ($/boe) reduction while well count grows ~12x Sitio is able to drive down Cash G&A / boe with each large acquisition 23 Employees 23 2,302 Gross Wells 2,440 (NRAs) (Cash G&A $/boe) Note: Gross wells and employees as of period end for each period shown. 2Q23 production, wells and NRAs shown pro forma for all acquisitions as of 8/7/23 26 7,344 49 24,842 53 25,384 54 27,397

Spud and permit activity on Sitio’s existing asset base provides visibility into near-term production Net PDP wells drilled prior to 1/1/19 Net PDP wells drilled since 1/1/19 Sitio pro forma total line-of-sight development Note: Well counts as of 6/30/23 and pro forma for all acquisitions closed to date 50.8 line-of-sight wells on Sitio acreage 275.6

Sitio pro forma line-of-sight wells by operator Other 27.1 Net Spuds Other 23.7 Net Permits Sitio’s announced acquisitions since 3/31/23 account for 2.6 net spuds and 1.1 net permits Note: Well counts as of 6/30/23 and pro forma for all acquisitions closed to date

Sitio NRAs with production and wells by operator type Mid-cap Small-cap Small private Large private Large-cap Major NRAs with producing horizontal wells PDP horizontal wells Note: Based on NRAs as of 6/30/23. Horizontal wells are not normalized to 5,000’ Top 10 operators (% of NRAs with producing Hz wells) Top 10 operators (% of total PDP horizontal wells) Operator type

Sitio has increased production per debt adjusted share while making large-scale acquisitions over the last 12 months

SITIO ROYALTIES

Sitio's production per million debt adjusted shares(1)



Production (boe/d) per million debt adjusted shares
161
185
176
185
3Q22
4Q22
1Q23
2Q23

% change in production per debt adjusted share over the last 4 quarters



15%
10%
10%
(11)%
(14)%
SITIO
Peer 1
Peer 2
Peer 3
Peer 4

Note: Debt adjusted shares for each company is defined as reported share counts from front cover of respective 10-Q/10-K filings plus additional shares, which are calculated by dividing quarter end net debt by the 30-day VWAP (per FactSet) for respective quarters, in an attempt to equitize each company's net debt. Peers include BSM, KRP, TPL and VNOM. KRP metrics are pro forma for acquisition announced 8/2/23. STR 2Q23 debt is pro forma for acquisitions YTD 2023

(1) STR 3Q22 production as reported of 17,990 boe/d. STR pro forma 4Q22 production of 34,424 boe/d assumes full quarter volumes from the Brigham assets. Pro forma 2Q23 production of 36,462 boe/d assumes full quarter volumes from the acquisitions made YTD 2023

21

Sitio has exposure to approximately 36% of the acreage in the Midland and Delaware Basins Note: Map shows remaining gross locations on a 1-mile wide DSU basis as of 6/30/23. Pro forma for all acquisitions closed as of 8/7/23 Sitio’s remaining Permian Basin inventory by drilling spacing unit (DSU) Estimated remaining future wells per DSU <=5 5-10 15-25 10-15 25+ Sitio has over 4.0 million gross DSU acres across all basins Sitio’s acreage includes over 1.3 million gross DSU acres in the Delaware Basin and ~1.0 million gross DSU acres in the Midland Basin

E&P companies have significant remaining drilling inventory on Sitio’s acreage Net 5k’ normalized remaining inventory – 447.24 total Gross 5k’ normalized remaining inventory – 50,757 total Non-Permian Midland Basin Delaware Basin Note: Remaining inventory as of 6/30/23. Pro forma for all acquisitions as of 8/7/23 Non-Permian Midland Basin Delaware Basin Operators have drilled a range of ~3,900 – 5,750 5k’ normalized wells per year on Sitio’s acreage over the past 3 years

Focused on maximizing value and maintaining balance sheet strength Sitio’s financial philosophy and capitalization Generate robust free cash flow Retain up to 35% of Discretionary Cash Flow(1) to protect balance sheet and maintain liquidity Target leverage <1x; expect to hedge cash acquisitions made in a commodity price environment above mid-cycle pricing Maintain underwriting discipline for accretive acquisitions funded with a prudent mix of equity, retained cash flow, and debt Maintain conservative and financially flexible capital structure Note: Senior unsecured notes balance is principal only and not net of any fees Discretionary Cash Flow defined as Adjusted EBITDA less cash interest and cash taxes ü ü ü ü ü Financial philosophy Capitalization 8/7/23 revolving credit facility balance includes a draw to close on a portion of the cash acquisitions

Sitio’s risk management strategy is designed to protect returns on cash acquisitions made in commodity price environments above mid-cycle pricing Hedging methodology Oil and gas hedging summary as of 6/30/23 Utilization of hedging as a risk management strategy to support returns on cash acquisitions that have been underwritten when pricing exceeds mid-cycle pricing Another element of our capital allocation framework designed to balance the return of capital to shareholders while preserving the ability to drive down leverage over time Entered into oil and gas hedging contracts for four cash acquisitions in 2022 No hedges added for recent five acquisitions As of 6/30/23, Sitio had ~$208mm of 3m Term SOFR swaps at 4.652%, which amortizes by $5.6mm per quarter through the contracted term ending 12/29/23

Sitio’s governance model provides strong alignment with shareholders Management Incentive compensation is 100% equity based, with emphasis on total shareholder return instead of relative returns or growth with no relationship to shareholder returns Experienced, dedicated management team is 100% focused on STR’s business Board and management compensation is structured to drive total long-term shareholder returns Capital allocation policy prioritizes return of capital to shareholders while preserving balance sheet strength using retained cash Shareholders Board of Directors Best in Class Governance Model Incentivizes Board and Management to Optimize Shareholder Returns 8 of 9 members of the current Board of directors are independent Director compensation is substantially all equity

Leading example of environmental and social responsibility Environmental Social Employee base and Board reflective of a culture that values diversity ~50% of Sitio’s current employees are women 5 out of 9 current board members are diverse Management team and employees have experience across the oil and gas value chain to provide unique perspectives on minerals Zero environmental liabilities No scope 1 emissions; scope 2 emissions are only from power consumption at Sitio office locations Sitio’s lease form provides an economic disincentive for flaring gas Target leasing minerals to operators with strong environmental track records

Sitio has no scope 1 and minimal scope 2 emissions

SITIO ROYALTIES

- Sitio's differentiated nature of operations results in lower scope 1 and scope 2 emissions than E&P operators[1]
- E&P operators bear 100% of the environmental liabilities of operations

2021 emissions intensity (MT CO_2e / Mboe)[1][2]



33.1
33.0
23.1
22.4
20.9
19.2
18.9
18.6
16.8
16.2
15.5
15.1
13.0
12.3
11.4
9.9
5.8
4.7
4.6
4.0
1.4
0.0
E&P Average: 15.2
Sitio's 2021 GHG emissions intensity of 0.0197 MT CO_2e/ Mboe
SITIO
E&P Operator
Sitio

Sitio's 2021 GHG emissions intensity equivalencies[3]

Sitio's 2021 scope 1 and scope 2 emissions of 82 MT CO2e[1][2] is equal to...



10.3 homes' energy use for one year

OR



0.453 railcars' worth of coal burned

Note: Sitio is making no representation to relative emissions intensity per barrel of oil equivalent associated with its interests compared to E&P operators

(1) In accordance with The Greenhouse Gas Protocol: A Corporate Accounting and Reporting Standard; Revised Edition, (March 2004) per the World Business Council for Sustainable Development and World Resources Institute

(2) Represents Scope 1 and Scope 2 emissions intensity, which is based on gross production for E&P operators. E&P operators include AR, CHK, CIVI, CPE, CPG, CRGY, CTRA, DECPF, DVN, EOG, ERF, FANG, GPOR, MRO, MUR, OVV, PR, SM, SWN and VTLE. Sitio metrics represent MT CO_2e per net Mboe of reported net production for Desert Peak Minerals and Falcon Minerals for 2021. Sitio metrics exclude electricity usage and production from assets acquired from Brigham Minerals

(3) Data from Greenhouse Gas Equivalencies Calculator on www.epa.gov

28

Mineral and royalty interest ownership provides unique, cost advantaged oil and gas exposure and the highest free cash flow margins in the oil & gas value chain Well-positioned as a natural aggregator in a highly fragmented space, with a proven strategy for meaningful, returns-focused consolidation Disciplined capital allocation focused on value creation and returns with target long-term leverage <1.0x and prudent hedging strategy for cash acquisitions Best-in-class governance model led by experienced Board and management Premier asset base focused at the front end of operators’ cost curves, supported by a core Permian Basin footprint and exposure to major U.S. oil & gas plays Sitio investment thesis

Appendix

Selected mineral and royalty company benchmarking

SITIO ROYALTIES

2Q23 Production (Mboe/d)[1]



37.7
36.5
36.2
24.9
23.4
NGL
Gas
Oil
VIPER
SITIO ROYALTIES
BLACK STONE MINERALS

2Q23 Cash G&A ($/boe)[3]



$0.51
$2.02
$2.20
$2.84
$4.88
VIPER
SITIO ROYALTIES
BLACK STONE MINERALS

NRAs[2]



1,259,850
593,503
275,047
217,424
194,859
Permian
Non-Permian
BLACK STONE MINERALS
SITIO ROYALTIES
VIPER

2Q23 Adjusted EBITDA ($mm)[4]



$143
$134
$129
$109
$45
VIPER
SITIO ROYALTIES
BLACK STONE MINERALS

Note: NRAs and all other data based on most recent publicly available company filings and materials. KRP is pro forma for recently announced acquisition. All Sitio metrics are pro forma for acquisitions as of 8/7/23

(1) STR 2Q23 production is pro forma and includes impact from all five acquisitions. KRP 2Q23 production is based on run-rate and is pro forma, which includes impacts from both its acquisition announced 8/2/23 and MB Minerals. BSM NGLs is included in gas production

(2) KRP and TPL Permian acreage exclude Central Basin Platform acreage. TPL's acreage from February 2023 10-K and investor presentation. Black Stone acreage as reported in 2022 10-K filing. KRP acreage pro forma for acquisition announced 8/2/23

(3) TPL cash G&A includes salaries and related employee expenses. Does not include legal and professional fees. KRP Cash G&A / boe is calculated using reported Cash G&A $4.6mm, pro forma 2Q23 run-rate production of 18.6 Mboe/d, and assumes a 20% decrease to Cash G&A / boe based on KRP's publicly provided acquisition guidance on 8/2/23

(4) STR Adj. EBITDA shows Pro Forma Adjusted EBITDA as defined in the Non-GAAP definitions and reconciliations and does not include acquisitions after 6/30/23. KRP Adj. EBITDA is based on publicly disclosed figures and is not pro forma

31

Delaware Basin overview Asset summary(1) Top operators(2) (1)Normalized net spuds and permits as of 6/30/23 (2)Top operators based on publicly reported PDP production data for the quarter ending 6/30/23 Acreage footprint by drilling spacing unit

Midland Basin overview Acreage footprint by drilling spacing unit Asset summary(1) Top operators(2) (1)Normalized net spuds and permits as of 6/30/23 (2)Top operators based on publicly reported PDP production data for the quarter ending 6/30/23

DJ Basin overview Acreage footprint by drilling spacing unit Top operators(2) Asset summary(1) (1)Normalized net spuds and permits as of 6/30/23 (2)Top operators based on publicly reported PDP production data for the quarter ending 6/30/23

Eagle Ford overview Acreage footprint by drilling spacing unit Top operators(2) Asset summary(1) (1)Normalized net spuds and permits as of 6/30/23 (2)Top operators based on publicly reported PDP production data for the quarter ending 6/30/23

Appalachia overview Acreage footprint by drilling spacing unit Top operators(2) Asset summary(1) (1)Normalized net spuds and permits as of 6/30/23 (2)Top operators based on publicly reported PDP production data for the quarter ending 6/30/23

Anadarko Basin overview Acreage footprint by drilling spacing unit Top operators(2) Asset summary(1) (1)Normalized net spuds and permits as of 6/30/23 (2)Top operators based on publicly reported PDP production data for the quarter ending 6/30/23

Williston Basin overview Acreage footprint by drilling spacing unit Top operators(2) Asset summary(1) (1)Normalized net spuds and permits as of 6/30/23 (2)Top operators based on publicly reported PDP production data for the quarter ending 6/30/23

Non-GAAP definitions and reconciliations Adjusted EBITDA ($ 000) and Discretionary Cash Flow ($ 000) Sitio defines Adjusted EBITDA net income (loss) plus (a) interest expense, (b) provisions for taxes, (c) depreciation, depletion and amortization, (d) non-cash share-based compensation expense, (e) impairment of oil and natural gas properties, (f) gains or losses on unsettled derivative instruments, (g) change in fair value of the warrant liability, (h) write off of deferred offering costs, (i) management fee to affiliates, (j) loss on debt extinguishment, (k) merger-related transaction costs and (l) write off of financing costs. Pro Forma Adjusted EBITDA is Adjusted EBITDA plus the Stock Acquisition EBITDA from April 1 to June 13, 2023 Sitio defines Discretionary Cash Flow as Adjusted EBITDA less cash interest expense and cash taxes. Pro Forma Discretionary Cash Flow is Discretionary Cash Flow plus the Stock Acquisition Discretionary Cash Flow from April 1 to June 13, 2023

Non-GAAP definitions and reconciliations (cont’d) Cash G&A ($ 000) Sitio defines Cash G&A as general and administrative expense less (a) non-cash share-based compensation expense, (b) merger-related transaction costs and (c) rental income

Contact Information Ross Wong VP of Finance and Investor Relations Phone: (720) 640-7647 Email: IR@sitio.com Corporate Headquarters: 1401 Lawrence Street, Suite 1750 Denver, CO 80202 Houston Office: 609 Main Street, Suite 3950 Houston, TX 77002 Austin Office: 5914 W. Courtyard Drive, Suite 150 Austin, TX 78730